WAIVER,FOURTH AMENDMENT
                            AND ASSUMPTION AGREEMENT

     WAIVER, FOURTH AMENDMENT AND ASSUMPTION AGREEMENT ("Fourth Amendment") dated as of August 29, 1997 to Amended and Restated Revolving Credit, Term Loan and Security Agreement among LASALLE BUSINESS CREDIT, INC. ("Lender"), a Delaware corporation, QUALITY AUTOMOTIVE COMPANY (as successor-in-interest to QUAC Acquisition Corp.) ("Quality"), a Delaware corporation and US AUTOMOTIVE FRICTION, INC. (f/k/a U.S. Automotive Manufacturing, Inc.) ("US Auto" and together with Quality, each a "Borrower and jointly and severally, the "Borrowers"), a Delaware corporation.

                                   BACKGROUND

     On December 30, 1992, Lender, Quality and US Auto entered into that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended by a First Amendment dated as of March 9, 1993, a Second Amendment dated as of May 26, 1994 and a Third Amendment dated as of December 26, 1995 (as so amended and further amended, modified, restated or supplemented from time to time, the "Loan Agreement") whereby Lender agreed to make certain financial accommodations to Quality Automotive Company, predecessor of Quality ("Old Quality") and US Auto.

     Old Quality has entered into an Agreement and Plan of Merger with RT Industries, Inc. ("RTIC"), QUAC Acquisition Corp. ("QUAC"), and the Subordinated Lenders (as hereinafter defined) dated as of June 6, 1997 (as amended, modified, restated or supplemented from time to time, the Merger Agreement") pursuant to which Old Quality will merge with and into QUAC (the "Merger"), with QUAC being the surviving corporation and changing its name to "Quality Automotive Company." Old Quality has requested that Lender consent to the Merger Agreement and Lender is willing to do so on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the parties hereto hereby agree as follows:

     1. Waiver. Subject to satisfaction of the conditions precedent set forth in
Section 15 below, Lender hereby waives the following Events of Default which have occurred as a result of Borrowers' non-compliance with Sections 6.15, 6.16 and 6.17 of the Loan Agreement on or prior to the date hereof.

     2. The following definitions are hereby added to Section 1 of the Loan Agreement in their appropriate order:

     "Junior Participation Agreement" means that certain Agreement of Junior Participation dated as of August __, 1997 executed by Lender and accepted and agreed to by each of the Subordinated Lenders.

     "Merger" means the merger of Quality Automotive Company with and into QUAC Acquisition Corp.


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     "Permitted Payments" means any mandatory prepayment of any Subordinated
Promissory Note made solely out of the proceeds of an Equity Infusion (as such term is defined in the Subordinated Promissory Note) in excess of $3,000,000.

     "Pledge Agreement" means that certain Pledge Agreement dated August __, 1997 executed by RTIC in favor of Lender, as same may be amended, modified, supplemented or restated from time to time.

     "Subordinated Lenders" means, collectively, each of Martin Chevalier, Malvina B. Chevalier, John W. Kohut and Linda S. Ram.

     "Subordinated Pledge Agreements" shall mean the Pledge Agreements executed by RTIC in favor of each Subordinated Lender.

     "Subordinated Promissory Notes" shall mean, collectively, the Promissory Notes executed by Quality in favor of the Subordinated Lenders in the aggregate original principal amount of $4,500,000, each dated as of August __, 1997.

     "Subordinated RTIC Note" shall mean the Subordinated Promissory Note executed by Quality in favor of RTIC in the original principal amount of $1,000,000 dated as of August __, 1997.

     "Pledged Stock" means all of the capital stock of Quality now owned or hereafter acquired by RTIC.

     "RTIC" means RT Industries, Inc., a Delaware corporation, together with its successors and assigns.

     3. Section 1.12 "(Collateral") is hereby amended in its entirety as follows:

     (a) The term "Collateral" means and includes each and all of the following: the Accounts; the Equipment; the General Intangibles; the Real Estate Collateral; the Negotiable Collateral; the Inventory; the Pledged Stock; any money, deposit accounts or other assets of Borrower or of any guarantor in which Lender receives a security interest or lien or which hereafter comes into the possession, custody or control of Lender; and the proceeds of any of the foregoing, including, but not limited to, proceeds of insurance covering the Collateral and any and all Accounts, Equipment, General Intangibles, Real Estate Collateral, Negotiable Collateral, Inventory, Pledged Stock, money, deposit accounts or other tangible and intangible property of Borrower or of any guarantor resulting from the sale or other disposition of the Collateral, and the proceeds thereof. It is agreed that the Collateral, whether owned and/or controlled by either Quality or US Auto, shall act as security for the entire obligation of the Borrower under this Agreement.

     4. Section 1.13 ("Collateral Documents") is hereby amended in its entirety to provide as follows:


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     (a)  The term "Collateral Documents" means, at any point in time, the
          Trademark Assignment, the Mortgage, the Pledge Agreement and all other agreements, documents, guaranties, instruments or assignments then in effect which pertain to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

     5. Section 6.3(g) is hereby amended in its entirety to provide as follows:

     "(g) Incur any debts outside the ordinary course of Borrower's business other than (i) the RTIC Subordinated Note in form and substance satisfactory to Lender; and (ii) the Subordinated Promissory Notes in form and substance satisfactory to Lender and its counsel, in each case which notes shall be subordinate to Borrower's obligations to Lender."

     6. A new subsection is hereby added to the end of Section 6.3 of the Loan Agreement to read as follows:

     "(p) make any payments (a) under the Subordinated RTIC Note or (b) under the Subordinated Promissory Notes (other than any Permitted Payments so long as an Event of Default has not occurred or would not occur after giving effect to such payments)."

     7. Section 6.4(e) of the Loan Agreement is hereby amended by deleting "Automotive Holdings, Inc." and inserting "RTIC" in its place and stead.

     8. Section 7 of the Loan Agreement is hereby amended by inserting the following subsection at the end thereof:

          "7.18 If a default occurs under the RTIC Subordinated Note, the Subordinated Promissory Notes or Subordinated Pledge Agreements which default is not cured or waived within any applicable grace period;

     9. Section 7.7 of the Loan Agreement is hereby amended by deleting "thirty
(30) days" and inserting "sixty (60) days" in its place and stead.

     10. Subject to the satisfaction of the conditions precedent set forth in
Section 15 of this Fourth Amendment, Lender hereby consents to the Merger and to the consummation of the transactions contemplated by the Merger Agreement.

     11. Quality hereby assumes in full, the payment, discharge, satisfaction and performance of all obligations of Old Quality under the Loan Agreement and the Collateral Documents, and Quality hereby adopts all of the provisions, terms and conditions in the Loan Agreement and the Collateral Documents as if such agreements had been entered into by Quality.

     12. Quality hereby acknowledges that it will from time to time after the execution hereof, upon request of Lender, execute and deliver to Lender such further


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instruments, agreements and documents and take such further action as Lender may request in connection with the transactions contemplated herein.

     13. Each Borrower hereby represents and warrants as follows:

     (a) This Fourth Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

     (b) Upon the effectiveness of this Fourth Amendment, each Borrower hereby ratifies and reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby (Sections 6.15, 6.16 and 6.17 of the Loan Agreement being deemed so amended) and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Fourth Amendment as same have been amended pursuant to the Disclosure Schedule attached hereto as Exhibit A and made a part hereof.

     (c) Other than as set forth in Paragraph 1 hereof, no Event of Default has occurred and is continuing or would exist after giving effect to this Fourth Amendment.

     (d) Such Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

     14. Except as expressly amended hereby, the Loan Agreement remains in full force and effect and this Fourth Amendment does not and shall not be deemed to constitute a waiver (other than as set forth in Paragraph 1 hereof), forbearance or release of any claim, demand, action or cause of action arising under the Loan Agreement or any other instruments, documents or agreements executed and delivered in connection therewith or herewith.

     15. This Fourth Amendment shall become effective when and only when each of the following conditions shall have been satisfied:

     (a) Lender shall have received four (4) copies of this Fourth Amendment duly executed by each Borrower and each Guarantor;

     (b) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by this Fourth Amendment or under law or reasonably requested by Lender to be filed, registered or recorded in order to create, in favor of Lender, a perfected security interest in or lien upon the Collateral owned by Borrowers shall have been executed by Borrowers for filing, registration or recordation in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;

     (c) Lender shall have received a copy of the resolutions in form and substance reasonably satisfactory to Lender, of the Board of Directors of (x)

          Borrowers authorizing the execution, delivery and performance of this Fourth Amendment and all documents related thereto, including, without limitation, a resolution authorizing the granting by Quality of the Liens upon the Collateral and (y) RTIC authorizing the execution, delivery and performance of the Pledge Agreement and the Subordination Agreement, in each case certified by the Secretary or an Assistant Secretary of Quality, QUAC or RTIC, as the case may be, as of the date of this Fourth Amendment; and, such certificate shall state that the resolutions thereby certified and have not been amended, modified, revoked or rescinded as of the date of such certificate;

     (d) Lender shall have received a copy of the Articles or Certificate of Incorporation of Quality and RTIC, and all amendments thereto, certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation together with copies of the By-Laws of Quality and RTIC;

     (e) Lender shall have received good standing certificates for Quality dated not more than thirty (30) days prior to the date of this Fourth Amendment, issued by the Secretary of State of the State of Delaware and each jurisdiction where the conduct of Quality's business activities or the ownership of its properties necessitates qualification (other than the State of Virginia which shall be delivered to Lender within thirty (30) days of the date hereof);

     (f) Lender shall have received in form and substance satisfactory to Lender, a Certificate of Insurance and loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee on Borrowers' casualty insurance policies, and Evidence of Insurance naming Lender as a co-insured on Borrowers' liability insurance policies;

     (g) Lender shall have entered into a Junior Participation Agreement with each of Martin Chevalier, Malvina B. Chevalier, John W. Kohut and Linda S. Ram and received $1,000,000 in connection therewith which shall not be loaned to Borrowers but shall be applied by Lender to reduce Lender's exposure under the Loan Agreement;

     (h) RTIC shall have made a $1,000,000 subordinated loan to Borrowers evidenced by the Subordinated RTIC Note and RTIC shall have executed a Subordination Agreement with Lender, in form and substance acceptable to Lender;

     (i) Lender shall have received evidence from RTIC which shall indicate that after giving effect to the transactions contemplated herein (including the subordinated loan and the payment of the purchase price in connection with the Merger), RTIC has no less than $2,000,000 in unrestricted cash for use in the RTIC operations, which evidence shall be acceptable to Lender in all respects and RTIC shall deliver to Lender a copy of its 8(K) filing within seventy (70) days of the date hereof which shall also indicate


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          that such requirement has been met;

     (j) Lender shall have entered into a Subordination and Intercreditor Agreement with each of Martin Chevalier, Malvina B. Chevalier, John W. Kohut and Linda S. Ram, on terms acceptable to Lender in all respects;

     (k) Lender shall have received the Pledge Agreement duly executed by RTIC in form and substance acceptable to Lender together with stock certificates and duly executed stock powers endorsed in blank;

     (l) Lender shall have received payment of an amendment fee of $24,000 (by their execution below Borrowers hereby authorize Lender to charge their loan account in order to pay such fee); and

     (m) The Merger shall have been duly consummated in accordance with applicable law; and

     (n) Lender shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

     16. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     17. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one agreement.

                                           QUALITY AUTOMOTIVE COMPANY

                                          By: /S/ MARTIN CHEVALIER
                                              ---------------------
                                              Name:  Martin Chevalier
                                              Title: CEO

                                           US AUTOMOTIVE FRICTION, INC.

                                           By:/S/ MARTIN CHEVALIER
                                              ---------------------
                                              Name:  Martin Chevalier
                                              Title: President


                                           LASALLE BUSINESS CREDIT, INC.

                                           By:/S/ MARY ELLEN NIXON-MOORE
                                              --------------------------
                                              Name:  Mary Ellen Nixon-Moore
                                              Title: V.P.

CONSENT OF GUARANTORS:

US AUTOMOTIVE FRICTION, INC.

By: /S/ MARTIN CHEVALIER
    --------------------
   Name: Martin Chevalier
   Title: President


QUALITY AUTOMOTIVE COMPANY

By:/S/ MARTIN CHEVALIER
   ---------------------
   Name: Martin Chevalier
   Title: CEO





 /S/ MARTIN CHEVALIER
     ----------------
     Martin Chevalier